SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) December 30, 1997


                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
             (Exact name of registrant as specified in its charter)


       NEW YORK                      333-39505         APPLICATION PENDING
(State or other jurisdiction        (Commission        (IRS Employer
                                    File Number)       ID Number)

277 PARK AVENUE, NEW YORK, NEW YORK                         10172
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(Address of principal executive offices)                    (Zip Code)

Registrant's Telephone Number, including area code:    (212) 207-2800


                                      N/A
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          (Former name or former address, if changed since last report)


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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Loans

          ContiSecurities Asset Funding Corp. registered issuance of up to $6,000,000,000 principal amount of Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1993, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-39505) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ContiMortgage Home Equity Loan Trust 1997-5 (the "Registrant" or the "Trust") issued $1,660,000,000 in aggregate principal amount of its Home Equity Pass-Through Certificates, Series 1997-5 (the "Certificates"), on December 23, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

     Certain certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.2, dated as of December 1, 1997, among ContiSecurities Asset Funding Corp. (the "Depositor"), ContiMortgage Corporation (the "Company"), as seller and servicer (the "Servicer") and Manufacturers and Traders Trust Company, in its capacity as trustee (the "Trustee"). The certificates issued pursuant to the Pooling and Servicing Agreement consist of the following classes: the Class A-1, Class A-2 Fixed, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10 and Class A-11 IO Certificates (the "Class A Trust Certificates"), the Class B Certificates (the "Class B Certificates"), the Class R Certificates (the "Class R Certificates") and the Class R-I Certificates (the "Class R-I Certificates" and together with the Class A Trust Certificates, the Class B Certificates and the Class R Certificates, the "Trust Certificates"). The Trust Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust. Certain certificates were issued pursuant to a Grantor Trust Agreement (the "Grantor Trust Agreement") attached hereto as Exhibit 4.3, dated as of December 1, 1997, among ContiSecurities Asset Funding Corp. (the "Depositor"), ContiMortgage Corporation (the "Company"), as servicer (the "Servicer") and Manufacturers and Traders Trust Company, in its capacity as trustee (the "Grantor Trustee"). The certificates issued pursuant to the Grantor Trust Agreement consist of the Class A-2 Floating Certificates. Only the Class A Trust Certificates (except the Class A-2 Fixed Certificates), the Class A-2 Floating Certificates and Class B Certificates were offered pursuant to the Registration Statement.

     The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Class A Trust Certificates are based on the Certificate Principal Balance (or, in the case of the Class A-11 IO Certificates, the Notional Principal Amount) thereof and the applicable Pass-Through Rate thereof. The Pass-Through rates for the Class A Certificates are as follows: Class A-1, 5.90625%; Class A-2 Fixed, 6.37%; Class A-3, 6.40%; Class A-4, 6.58%; Class A-5, 6.63%, Class A-6, 6.87%;
Class A-7 Class A-8, Class A-9, Class A-10 and Class A-11 IO, as defined in the Pooling and Servicing Agreement and Class A-2 Floating as defined in the Grantor Trust Agreement. The Pass-Through Rate for the Class B Certificate is 7.62%. The Class A Trust Certificates have initial aggregate principal amount as follows:
Class A-1, $103,340,000; Class A-2 Fixed, 675,000,000; Class A-3, $63,000,000;
Class A-4, $140,000,000; Class A-5, $40,000,000; Class A-6, $115,540,000; Class
A-7, $130,000,000; Class A-8, $109,520,000; Class A-9, $35,605,000; Class A-10,
$194,875,000; Class B, $53,120,000. The Class A-11 IO Certificate is interest only and has no Certificate Principal Balance. The Class A-2 Floating Certificate has an initial aggregate principal balance of $675,000,000.

          As of the Cut-Off Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated December 16, 1997 and the Prospectus Supplement dated December 16, 1997 filed pursuant to Rule 424(b)(5) of the Act on December 22, 1997.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:


      4.1 Underwriting Agreement dated December 5, 1997 among ContiSecurities Asset Funding Corp., Greenwich Capital Markets Inc., ContiMortgage Corporation and ContiWest Corporation.

     4.2 Pooling and Servicing Agreement dated as of December 1, 1997, among ContiSecurities Asset Funding Corp., as the depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, as the Trustee.

     4.3 Grantor Trust Agreement dated as of December 1, 1997, among ContiSecurities Asset Funding Corp., as the depositor, ContiMortgage Corporation, as the servicer and Manufacturers and Traders Trust Company, as the Grantor Trustee.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CONTISECURITIES ASSET FUNDING CORP.

                                   BY:/s/ James E. Moore
                                      Name:  James E. Moore
                                      Title: Authorized Signatory



Dated:  December 30, 1997

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                                  EXHIBIT INDEX

EXHIBIT                                                               PAGE


4.1 Underwriting Agreement dated December 5, 1997 among ContiSecurities Asset Funding Corp., Greenwich Capital Markets Inc., ContiMortgage Corporation and ContiWest Corporation.

4.2 Pooling and Servicing Agreement dated as of December 1, 1997, among ContiSecurities Asset Funding Corp., as the depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, as a Trustee.

4.3 Grantor Trust Agreement dated as of December 1, 1997, among ContiSecurities Asset Funding Corp., as the depositor, ContiMortgage Corporation, as the servicer and Manufacturers and Traders Trust Company, as the Grantor Trustee.